SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2003



                         FAIRPOINT COMMUNICATIONS, INC.
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             (Exact Name of Registrant as specified in its charter)



            Delaware                    333-56365               13-3725229
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  (State or other jurisdiction       (Commission File         (IRS Employer
       of incorporation)                 Number)            Identification No.)


      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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               (Address of Principal Executive Offices) (Zip Code)


                                 (704) 344-8150
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 2.    Acquisition or Disposition of Assets

               On December 1, 2003, MJD Ventures, Inc. ("MJD Ventures"), a wholly owned subsidiary of FairPoint Communications, Inc. (the "Company"), completed the purchase of all of the capital stock owned by Community Service Communications, Inc. ("CSC") of Community Service Telephone Co. ("CST") and Commtel Communications, Inc. ("CCI"). The purchase was completed in accordance with the terms of the Stock Purchase Agreement, dated as of April 18, 2003 and amended as of June 20, 2003 (the "Purchase Agreement"), among the Company, CSC, CST and CCI. The purchase rights were assigned to MJD Ventures as of June 26, 2003. MJD Ventures paid approximately $31,600,000 in cash at closing, subject to certain post-closing purchase price adjustments set forth in the Purchase Agreement. The companies purchased from CSC serve approximately 12,600 voice access lines in central Maine. The proceeds from the recent sale of the Company's South Dakota operations, together with borrowings under the Company's revolving credit facility and proceeds from the sale of certain non-core assets, were used to fund this acquisition.

               The foregoing description is qualified in its entirety by reference to the Purchase Agreement, which was previously filed as Exhibit 2.2 to the Company's registration statement on Form S-4, declared effective as of July 22, 2003, and is incorporated herein by reference.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

               (a)    Financial Statements

               None

               (b)    Pro Forma Financial Information

               None

               (c)    Exhibits

               2.1 Purchase Agreement, dated as of April 18, 2003 and as amended June 20, 2003, among the Company, CSC, CST and CCI (Incorporated herein by reference to Exhibit 2.2 to the Company's registration statement on Form S-4, declared effective as of July 22, 2003).


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FAIRPOINT COMMUNICATIONS, INC.



                                            By: /s/ Walter E.  Leach, Jr.
                                                --------------------------------
                                                Name:  Walter E.  Leach, Jr.
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Date:   December 5, 2003


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


                                  EXHIBIT INDEX

Exhibit No.      Exhibit
-----------      -------

2.1 Purchase Agreement, dated as of April 18, 2003 and as amended June 20, 2003, among the Company, CSC, CST and CCI (Incorporated herein by reference to Exhibit 2.2 to the Company's registration statement on Form S-4, declared effective as of July 22, 2003).


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